EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2026 of Loan Artificial Intelligence Corp., a Florida corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bin Gao, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: May 20, 2026	By:	/s/ Bin Gao
Bin Gao
Chief Financial Officer (Principal Financial and Accounting Officer)